NVIDIA Announces Financial Results for First Quarter Fiscal 2026
•Revenue of $44.1 billion, up 12% from Q4 and up 69% from a year ago
•Data Center revenue of $39.1 billion, up 10% from Q4 and up 73% from a year ago
SANTA CLARA, Calif.—May 28, 2025―NVIDIA (NASDAQ: NVDA) today reported revenue for the first quarter ended April 27, 2025, of $44.1 billion, up 12% from the previous quarter and up 69% from a year ago.
On April 9, 2025, NVIDIA was informed by the U.S. government that a license is required for exports of its H20 products into the China market. As a result of these new requirements, NVIDIA incurred a $4.5 billion charge in the first quarter of fiscal 2026 associated with H20 excess inventory and purchase obligations as the demand for H20 diminished. Sales of H20 products were $4.6 billion for the first quarter of fiscal 2026 prior to the new export licensing requirements. NVIDIA was unable to ship an additional $2.5 billion of H20 revenue in the first quarter.
For the quarter, GAAP and non-GAAP gross margins were 60.5% and 61.0%, respectively. Excluding the $4.5 billion charge, first quarter non-GAAP gross margin would have been 71.3%.
For the quarter, GAAP and non-GAAP earnings per diluted share were $0.76 and $0.81, respectively. Excluding the $4.5 billion charge and related tax impact, first quarter non-GAAP diluted earnings per share would have been $0.96.
“Our breakthrough Blackwell NVL72 AI supercomputer — a ‘thinking machine’ designed for reasoning— is now in full-scale production across system makers and cloud service providers,” said Jensen Huang, founder and CEO of NVIDIA. “Global demand for NVIDIA’s AI infrastructure is incredibly strong. AI inference token generation has surged tenfold in just one year, and as AI agents become mainstream, the demand for AI computing will accelerate. Countries around the world are recognizing AI as essential infrastructure — just like electricity and the internet — and NVIDIA stands at the center of this profound transformation.”
NVIDIA will pay its next quarterly cash dividend of $0.01 per share on July 3, 2025, to all shareholders of record on June 11, 2025.

Q1 Fiscal 2026 Summary

GAAP
($ in millions, except earnings per share)	Q1 FY26	Q4 FY25	Q1 FY25	Q/Q	Y/Y
Revenue	$44,062	$39,331	$26,044	12%	69%
Gross margin	60.5%	73.0%	78.4%	(12.5) pts	(17.9) pts
Operating expenses	$5,030	$4,689	$3,497	7%	44%
Operating income	$21,638	$24,034	$16,909	(10)%	28%
Net income	$18,775	$22,091	$14,881	(15)%	26%
Diluted earnings per share*	$0.76	$0.89	$0.60	(15)%	27%

Non-GAAP
($ in millions, except earnings per share)	Q1 FY26	Q4 FY25	Q1 FY25	Q/Q	Y/Y
Revenue	$44,062	$39,331	$26,044	12%	69%
Gross margin	61.0%	73.5%	78.9%	(12.5) pts	(17.9) pts
Gross margin excluding H20 charge	71.3%
Operating expenses	$3,583	$3,378	$2,501	6%	43%
Operating income	$23,275	$25,516	$18,059	(9)%	29%
Net income	$19,894	$22,066	$15,238	(10)%	31%
Diluted earnings per share*	$0.81	$0.89	$0.61	(9)%	33%
Diluted earnings per share excluding H20 charge and related tax impact	$0.96
*All per share amounts presented herein have been retroactively adjusted to reflect NVIDIA’s ten-for-one stock split, which was effective June 7, 2024.
Outlook
NVIDIA’s outlook for the second quarter of fiscal 2026 is as follows:
•Revenue is expected to be $45.0 billion, plus or minus 2%. This outlook reflects a loss in H20 revenue of approximately $8.0 billion due to the recent export control limitations.
•GAAP and non-GAAP gross margins are expected to be 71.8% and 72.0%, respectively, plus or minus 50 basis points. The company is continuing to work toward achieving gross margins in the mid-70% range late this year.
•GAAP and non-GAAP operating expenses are expected to be approximately $5.7 billion and $4.0 billion, respectively. Full year fiscal 2026 operating expense growth is expected to be in the mid-30% range.
•GAAP and non-GAAP other income and expense are expected to be an income of approximately $450 million, excluding gains and losses from non-marketable and publicly-held equity securities.
•GAAP and non-GAAP tax rates are expected to be 16.5%, plus or minus 1%, excluding any discrete items.
Highlights
NVIDIA achieved progress since its previous earnings announcement in these areas:

Data Center
•First-quarter revenue was $39.1 billion, up 10% from the previous quarter and up 73% from a year ago.
•Announced that NVIDIA is building factories in the U.S. and working with its partners to produce NVIDIA AI supercomputers in the U.S.
•Introduced NVIDIA Blackwell Ultra and NVIDIA Dynamo for accelerating and scaling AI reasoning models.
•Announced partnership with HUMAIN to build AI factories in the Kingdom of Saudi Arabia to drive the next wave of artificial intelligence development.
•Unveiled Stargate UAE, a next-generation AI infrastructure cluster in Abu Dhabi, United Arab Emirates, alongside strategic partners G42, OpenAI, Oracle, SoftBank Group and Cisco.
•Revealed plans to work with Foxconn and the Taiwan government to build an AI factory supercomputer.
•Announced NVIDIA is speeding the IT infrastructure transition to enterprise AI factories with NVIDIA RTX PRO™ Servers.
•Unveiled NVLink Fusion™ for industry to build semi-custom AI infrastructure with NVIDIA’s partner ecosystem.
•Announced NVIDIA Spectrum-X™ and NVIDIA Quantum-X silicon photonics networking switches to scale AI factories to millions of GPUs.
•Introduced the NVIDIA DGX SuperPOD™ built with NVIDIA Blackwell Ultra GPUs to provide AI factory supercomputing for agentic AI reasoning.
•Announced joint initiatives with Alphabet and Google to advance agentic AI solutions, robotics and drug discovery.
•Announced integration between NVIDIA accelerated computing and inference software with Oracle’s AI infrastructure.
•Revealed that NVIDIA Blackwell cloud instances are now available on AWS, Google Cloud, Microsoft Azure and Oracle Cloud Infrastructure.
•Announced that the NVIDIA Blackwell platform set records in the latest MLPerf inference results, delivering up to 30x higher throughput.
•Announced NVIDIA DGX Cloud Lepton™ to connect developers to NVIDIA’s global compute ecosystem.
•Launched the open Llama Nemotron family of models with reasoning capabilities, providing a foundation for creating advanced AI agents.
•Introduced the NVIDIA AI Data Platform, a customizable reference design for AI inference workloads.
•Announced the opening of a research center in Japan that hosts the world’s largest quantum research supercomputer.
Gaming and AI PC
•First-quarter Gaming revenue was a record $3.8 billion, up 48% from the previous quarter and up 42% from a year ago.

•Announced the NVIDIA GeForce RTX™ 5070 and RTX 5060, bringing Blackwell graphics to gamers at prices starting from $299 for desktops and $1,099 for laptops.
•Unveiled NVIDIA DLSS 4 is now available in over 125 games, including Black Myth Wukong, DOOM: The Dark Ages, Indiana Jones and the Great Circle, Marvel Rivals and Star Wars Outlaws.
•Announced the Nintendo Switch 2 is powered by an NVIDIA processor and AI-powered DLSS, delivering up to 4K gaming.
•Launched the NVIDIA RTX Remix modding platform, attracting over 2 million gamers, alongside the release of the Half-Life 2 RTX demo.
Professional Visualization
•First-quarter revenue was $509 million, flat with the previous quarter and up 19% from a year ago.
•Announced the NVIDIA RTX PRO™ Blackwell series for workstations and servers.
•Unveiled NVIDIA DGX Spark and DGX Station™ personal AI supercomputers powered by the NVIDIA Grace Blackwell platform.
•Announced that leading industrial software and service providers Accenture, Ansys, Databricks, SAP, Schneider Electric with ETAP, and Siemens are integrating the NVIDIA Omniverse™ platform into their solutions to accelerate industrial digitalization with physical AI.
Automotive and Robotics
•First-quarter Automotive revenue was $567 million, down 1% from the previous quarter and up 72% from a year ago.
•Announced a collaboration with General Motors on next-generation vehicles, factories and robots using NVIDIA Omniverse, NVIDIA Cosmos™ and NVIDIA DRIVE AGX™.
•Launched NVIDIA Halos, a unified safety system combining NVIDIA’s automotive hardware, software and advanced AV safety AI research.
•Announced NVIDIA Isaac™ GR00T N1, the world’s first open humanoid robot foundation model, followed by NVIDIA Isaac™ GR00T N1.5; NVIDIA Isaac GR00T-Dreams, a blueprint for generating synthetic motion data; and NVIDIA Blackwell systems to accelerate humanoid robot development.
•Released new NVIDIA Cosmos™ world foundation models and physical AI data tools.
CFO Commentary
Commentary on the quarter by Colette Kress, NVIDIA’s executive vice president and chief financial officer, is available at https://investor.nvidia.com.
Conference Call and Webcast Information
NVIDIA will conduct a conference call with analysts and investors to discuss its first quarter fiscal 2026 financial results and current financial prospects today at 2 p.m. Pacific time (5 p.m. Eastern time). A live webcast (listen-only mode) of the conference call will be accessible at NVIDIA’s investor relations website, https://investor.nvidia.com. The webcast will be recorded and available for replay until NVIDIA’s conference call to discuss its financial results for its second quarter of fiscal 2026.
Non-GAAP Measures

To supplement NVIDIA’s condensed consolidated financial statements presented in accordance with GAAP, the company uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP other income (expense), net, non-GAAP net income, non-GAAP net income, or earnings, per diluted share, and free cash flow. For NVIDIA’s investors to be better able to compare its current results with those of previous periods, the company has shown a reconciliation of GAAP to non-GAAP financial measures. These reconciliations adjust the related GAAP financial measures to exclude stock-based compensation expense, acquisition-related and other costs, other, gains/losses from non-marketable and publicly-held equity securities, net, interest expense related to amortization of debt discount, H20 excess inventory and purchase obligation charges, and the associated tax impact of these items where applicable. The inclusion of H20 excess inventory and purchase obligation charges in the reconciliations to adjust the related GAAP financial measures was a result of the U.S. government informing NVIDIA on April 9, 2025 that it requires a license for export to China of H20 products. H20 products were designed primarily for the China market. Free cash flow is calculated as GAAP net cash provided by operating activities less both purchases related to property and equipment and intangible assets and principal payments on property and equipment and intangible assets. NVIDIA believes the presentation of its non-GAAP financial measures enhances the user’s overall understanding of the company’s historical financial performance. The presentation of the company’s non-GAAP financial measures is not meant to be considered in isolation or as a substitute for the company’s financial results prepared in accordance with GAAP, and the company’s non-GAAP measures may be different from non-GAAP measures used by other companies.
About NVIDIA
NVIDIA (NASDAQ: NVDA) is the world leader in accelerated computing.

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For further information, contact:

Toshiya Hari	Mylene Mangalindan
Investor Relations	Corporate Communications
NVIDIA Corporation	NVIDIA Corporation
toshiyah@nvidia.com	mmangalindan@nvidia.com
Certain statements in this press release including, but not limited to, statements as to: the impact of H20 export licensing requirements; global demand for NVIDIA’s AI infrastructure; the demand for AI computing accelerating; countries recognizing AI as essential infrastructure and NVIDIA’s role; AI factories fueling a new industrial revolution and their impact; expectations with respect to growth, performance and benefits of NVIDIA’s products, services and technologies, including Blackwell, and related trends and drivers; expectations with respect to supply and demand for NVIDIA’s products, services and technologies, including Blackwell, and related matters including inventory, production and distribution; expectations with respect to NVIDIA’s third party arrangements, including with its collaborators and partners; expectations with respect to technology developments and related trends and drivers; future NVIDIA cash dividends or other returns to stockholders; NVIDIA’s financial and business outlook for the second quarter of fiscal 2026 and beyond; projected market growth and trends; expectations with respect to AI and related industries; and other statements that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections based on management’s beliefs and assumptions and on information currently available to management and are subject to risks and uncertainties that could cause results to be materially different than expectations. Important factors that could cause actual results to differ materially include: global economic and political conditions; NVIDIA’s reliance on third parties to manufacture, assemble, package and test NVIDIA’s products; the impact of technological development and competition; development of new products and technologies or enhancements to NVIDIA’s existing product and technologies; market acceptance of NVIDIA’s products or NVIDIA’s partners’ products; design, manufacturing or software defects; changes in consumer preferences or demands; changes in industry standards and interfaces; unexpected loss of performance of NVIDIA’s products or technologies when integrated into systems; and changes in applicable laws and regulations, as well as other factors detailed from time to time in the most recent reports NVIDIA files with the Securities and Exchange

Commission, or SEC, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. Copies of reports filed with the SEC are posted on the company’s website and are available from NVIDIA without charge. These forward-looking statements are not guarantees of future performance and speak only as of the date hereof, and, except as required by law, NVIDIA disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.
© 2025 NVIDIA Corporation. All rights reserved. NVIDIA, the NVIDIA logo, DGX Cloud Lepton, DGX Station, GeForce RTX, NVIDIA Cosmos, NVIDIA DGX SuperPOD, NVIDIA Isaac, NVIDIA Omniverse, NVIDIA RTX PRO, NVIDIA Spectrum-X, and NVLink Fusion are trademarks and/or registered trademarks of NVIDIA Corporation in the U.S. and/or other countries. Other company and product names may be trademarks of the respective companies with which they are associated. Features, pricing, availability and specifications are subject to change without notice.

NVIDIA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share data)
(Unaudited)

	Three Months Ended
	April 27,	April 28,
	2025	2024

Revenue	$44,062	$26,044
Cost of revenue	17,394	5,638
Gross profit	26,668	20,406

Operating expenses
Research and development	3,989	2,720
Sales, general and administrative	1,041	777
Total operating expenses	5,030	3,497

Operating income	21,638	16,909
Interest income	515	359
Interest expense	(63)	(64)
Other income (expense), net	(180)	75
Total other income (expense), net	272	370

Income before income tax	21,910	17,279
Income tax expense	3,135	2,398
Net income	$18,775	$14,881

Net income per share:
Basic	$0.77	$0.60
Diluted	$0.76	$0.60

Weighted average shares used in per share computation:
Basic	24,441	24,620
Diluted	24,611	24,890

NVIDIA CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)
(Unaudited)

	April 27,	January 26,
	2025	2025
ASSETS

Current assets:
Cash, cash equivalents and marketable securities	$53,691	$43,210
Accounts receivable, net	22,132	23,065
Inventories	11,333	10,080
Prepaid expenses and other current assets	2,779	3,771
Total current assets	89,935	80,126

Property and equipment, net	7,136	6,283
Operating lease assets	1,810	1,793
Goodwill	5,498	5,188
Intangible assets, net	769	807
Deferred income tax assets	13,318	10,979
Other assets	6,788	6,425
Total assets	$125,254	$111,601

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$7,331	$6,310
Accrued and other current liabilities	19,211	11,737
Total current liabilities	26,542	18,047

Long-term debt	8,464	8,463
Long-term operating lease liabilities	1,521	1,519
Other long-term liabilities	4,884	4,245
Total liabilities	41,411	32,274

Shareholders' equity	83,843	79,327
Total liabilities and shareholders' equity	$125,254	$111,601

NVIDIA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)
	Three Months Ended
	April 27,	April 28,
	2025	2024
Cash flows from operating activities:
Net income	$18,775	$14,881
Adjustments to reconcile net income to net cash
provided by operating activities:
Stock-based compensation expense	1,474	1,011
Depreciation and amortization	611	410
(Gains) losses on non-marketable equity securities and publicly-held equity securities, net	175	(69)
Deferred income taxes	(2,177)	(1,577)
Other	(98)	(145)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	933	(2,366)
Inventories	(1,258)	(577)
Prepaid expenses and other assets	560	(726)
Accounts payable	941	(22)
Accrued and other current liabilities	7,128	4,202
Other long-term liabilities	350	323
Net cash provided by operating activities	27,414	15,345

Cash flows from investing activities:
Proceeds from maturities of marketable securities	3,122	4,004
Proceeds from sales of marketable securities	467	149
Proceeds from sales of non-marketable equity securities	—	55
Purchases of marketable securities	(6,546)	(9,303)
Purchase related to property and equipment and intangible assets	(1,227)	(369)
Purchases of non-marketable equity securities	(649)	(190)
Acquisitions, net of cash acquired	(383)	(39)
Net cash used in investing activities	(5,216)	(5,693)

Cash flows from financing activities:
Proceeds related to employee stock plans	370	285
Payments related to repurchases of common stock	(14,095)	(7,740)
Payments related to employee stock plans taxes	(1,532)	(1,752)
Dividends paid	(244)	(98)
Principal payments on property and equipment and intangible assets	(52)	(40)
Net cash used in financing activities	(15,553)	(9,345)

Change in cash and cash equivalents	6,645	307
Cash and cash equivalents at beginning of period	8,589	7,280
Cash and cash equivalents at end of period	$15,234	$7,587

NVIDIA CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In millions, except per share data)
(Unaudited)

	Three Months Ended
	April 27,	January 26,	April 28,
	2025	2025	2024

GAAP cost of revenue	$17,394	$10,608	$5,638
GAAP gross profit	$26,668	$28,723	$20,406
GAAP gross margin	60.5%	73.0%	78.4%
Acquisition-related and other costs (A)	123	118	119
Stock-based compensation expense (B)	64	53	36
Other	3	—	(1)
Non-GAAP cost of revenue	$17,204	$10,437	$5,484
Non-GAAP gross profit	$26,858	$28,894	$20,560
Non-GAAP gross margin	61.0%	73.5%	78.9%

GAAP operating expenses	$5,030	$4,689	$3,497
Stock-based compensation expense (B)	(1,410)	(1,268)	(975)
Acquisition-related and other costs (A)	(37)	(43)	(21)
Non-GAAP operating expenses	$3,583	$3,378	$2,501

GAAP operating income	$21,638	$24,034	$16,909
Total impact of non-GAAP adjustments to operating income	1,637	1,482	1,150
Non-GAAP operating income	$23,275	$25,516	$18,059

GAAP total other income (expense), net	$272	$1,183	$370
(Gains) losses from non-marketable equity securities and publicly-held equity securities, net	175	(727)	(69)
Interest expense related to amortization of debt discount	1	1	1
Non-GAAP total other income (expense), net	$448	$457	$302

GAAP net income	$18,775	$22,091	$14,881
Total pre-tax impact of non-GAAP adjustments	1,813	756	1,082
Income tax impact of non-GAAP adjustments (C)	(694)	(781)	(725)
Non-GAAP net income	$19,894	$22,066	$15,238

	Three Months Ended
	April 27,	January 26,	April 28,
	2025	2025	2024
Diluted net income per share (D)
GAAP	$0.76	$0.89	$0.60
Non-GAAP	$0.81	$0.89	$0.61

Weighted average shares used in diluted net income per share computation (D)	24,611	24,706	24,890

GAAP net cash provided by operating activities	$27,414	$16,628	$15,345
Purchases related to property and equipment and intangible assets	(1,227)	(1,077)	(369)
Principal payments on property and equipment and intangible assets	(52)	(32)	(40)
Free cash flow	$26,135	$15,519	$14,936

(A) Acquisition-related and other costs are comprised of amortization of intangible assets, transaction costs, and certain compensation charges and are included in the following line items:
	Three Months Ended
	April 27,	January 26,	April 28,
	2025	2025	2024
Cost of revenue	$123	$118	$119
Research and development	$28	$27	$12
Sales, general and administrative	$9	$16	$8

(B) Stock-based compensation consists of the following:
	Three Months Ended
	April 27,	January 26,	April 28,
	2025	2025	2024
Cost of revenue	$64	$53	$36
Research and development	$1,063	$955	$727
Sales, general and administrative	$347	$313	$248

(C) Income tax impact of non-GAAP adjustments, including the recognition of excess tax benefits or deficiencies related to stock-based compensation under GAAP accounting standard (ASU 2016-09).

(D) Reflects a ten-for-one stock split on June 7, 2024.

Three Months Ended
April 27,
2025
($ in millions)
GAAP gross profit	$26,668
GAAP gross margin	60.5%
Stock-based compensation expense, acquisition-related costs, and other costs	190
H20 excess inventory and purchase obligation charges	4,538
Non-GAAP gross profit (as adjusted to exclude H20 excess inventory and purchase obligation charges)	$31,396
Non-GAAP gross margin (as adjusted to exclude H20 excess inventory and purchase obligation charges)	71.3%

GAAP net income	$18,775
Total pre-tax impact of non-GAAP adjustments and H20 excess inventory and purchase obligation charges	6,351
Income tax impact of non-GAAP adjustments and H20 excess inventory and purchase obligation charges	(1,491)
Non-GAAP net income (as adjusted to exclude H20 excess inventory and purchase obligation charges)	$23,635

Diluted net income per share
GAAP	$0.76
Non-GAAP (as adjusted to exclude H20 excess inventory and purchase obligation charges)	$0.96

Weighted average shares used in diluted net income per share computation	24,611

NVIDIA CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP OUTLOOK

Q2 FY2026 Outlook
($ in millions)
GAAP gross margin	71.8%
Impact of stock-based compensation expense, acquisition-related costs, and other costs	0.2%
Non-GAAP gross margin	72.0%

GAAP operating expenses	$5,700
Stock-based compensation expense, acquisition-related costs, and other costs	(1,700)
Non-GAAP operating expenses	$4,000